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                                                                    EXHIBIT 99.1

                        GATX CORPORATION AND SUBSIDIARIES

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of GATX Corporation (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald H. Zech, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Ronald H. Zech
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Ronald H. Zech
Chairman and Chief Executive Officer
August 14, 2002